2015 Third Quarter Investor Presentation Exhibit 99.1

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this investor presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain variable-rate products; (continued) 2

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF's fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions and the impact of consolidating facilities. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, or employment practices; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 3

Corporate Profile

At September 30, 2015

- $20.1 billion national bank holding company headquartered in Minnesota
  - 47th largest publicly-traded U.S. based bank holding company by asset size[1]
- 375 bank branches in eight states
- Approximately 147,000 small business banking relationships:
  - 72,300 checking accounts
  - 74,600 lending relationships
- Loan and lease portfolio makes up 85% of total assets
- Tangible common equity ratio 8.86%[2]
- Tangible book value (TBV) per common share of $10.40[2]
- Return on average tangible common equity (ROATCE) of 11.12%[3]

A WELL-DIVERSIFIED EARNING ASSET PORTFOLIO…



($ millions)
Securities & Other 6%
$1,180
Commercial 17%
$3,112
3Q15 Earning Asset Yield of 4.79%
Consumer Real Estate (Junior Liens) 16%
$2,889
Inventory Finance 12%
$2,153
Consumer Real Estate & Other (First Mortgages) 15%
$2,745
Auto Finance 13%
$2,427
$3,874
Leasing & Equipment Finance 21%

…FUNDED BY A LOW COST DEPOSIT BASE



($ millions)
CDs 23%
$3,612
3Q15 Rate of 0.31%
Savings 30%
$4,775
$5,378
$2,293
Money Market 14%
Checking 33%

[1] Source: SNL Financial (June 30, 2015)
[2] See "Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share" slide
[3] QTD annualized; see "Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity" slide

4

Diversification – Focus on national vs. footprint lending increases quality and diversification of portfolio Profitable Growth – Strong origination, loan sale and securitization capabilities drive loan growth and revenue diversification with a continued high net interest margin Operating Leverage – Focus on improving operating leverage following recent build-out of key functions Core Funding – Maintain sufficient funding sources to support loan and lease growth Strategic Pillars 5 1 2 3 4 Execution under a strong enterprise risk management and credit culture

1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale As a % of average assets: Net interest income 4.13% 2.99% Non-interest income 2.26% 1.29% Revenue 6.39% 4.28% Return on average assets 1.10% 1.02% Yield on loans and leases4 4.88% 4.36%5 Rate on deposits 0.31% 0.31% Net interest margin 4.40% 3.34% Average balances as a % of average assets: Loans and leases 85.3% 65.6% Deposits 80.3% 75.6% Borrowings 5.5% 11.0% Equity 11.3% 11.9% TCF 3Q151 Peer Group1,2,3 2Q15 Average Well Positioned in the Banking Industry 6 • TCF has a higher margin due to more loans and leases as a percentage of average assets and a higher yielding loan portfolio • TCF has more non-interest income as a percentage of average assets due to a large and diversified base of revenue sources 6

350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 9/14 12/14 3/15 6/15 9/15 $116 $110 $101 $113 $112 4.60% 4.49% 4.50% 4.44% 4.40% Net Interest Margin Investments and other 1% Consumer real estate & other (first mortgages) 17% Consumer real estate (junior liens) 17% Auto finance 11% Leasing and equipment finance 19% Commercial 15% Inventory finance 13% Loans and leases held for sale 4% Securities 3% Other 3% Fees and service charges 33% ATM revenue 5% Card revenue 12% Leasing and equipment finance 24% Gains on sales of consumer real estate loans, net 7% Gains on sales of auto loans, net 9% Servicing fee income 7% 1 Annualized 2 Interest income presented on a fully tax-equivalent basis 3Q15 revenue impacted by: • Higher rates on total deposits gathered at market rates to fund asset growth • Increased fees and service charges due to seasonal differences in consumer activity 3Q15 net interest margin impacted by: • Continued margin compression resulting from the competitive low interest rate environment and a higher rate on certificates of deposit Third Quarter 2015 Highlights – Revenue 7 REVENUE DIVERSIFICATION $225 million Non-interest Income Interest Income2($ millions) $204 $204 $203 $206 $206 Non-interest Income Net Interest Income 1 $112 million $320 $314 $304 $319 $318

60 50 40 30 20 10 0 9/14 12/14 3/15 6/15 9/15 $16 $16 $13 $13 $10 $22 $18 $56 PROVISION FOR CREDIT LOSSES 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Stabilizing Credit Performance 8 0.30% 0.20% 0.10% 0.00% 9/14 12/14 3/15 6/15 9/15 0.17% 0.14% 0.14% 0.10% 0.17% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 9/14 12/14 3/15 6/15 9/15 0.66% 0.40% 0.28% 0.41% 0.23% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 9/14 12/14 3/15 6/15 9/15 2.08% 1.71% 1.66% 1.56% 1.53% ($ millions) 2 Normal Provision Added Reserve TDR Sale 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIO NON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned $343 $282 $285 $264 $265

9 KEY DRIVERS • Business model requires higher compensation and employee benefits expense to originate and service loans and leases • Loan and lease portfolio makes up 85% of total assets • Serviced for others portfolio expense offset in revenue • Business model emphasizes small transaction sizes • Operating lease depreciation is a transactional cost that is generally offset by revenue in the same periodExpense as % of Total AvgAssets & Avg Serviced for Others Portfolio1: 4.05% 3.94% 3.94% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $21,719 $22,520 $23,053 $23,582 3.78% $23,859 3.73% Non-interest Expense 250 200 150 100 50 0 9/14 12/14 3/15 6/15 9/15 $113 $116 $116 $116 $117 $100 $99 $103 $98 $96 $7 $7 $8 $9 $9 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits $220 $222 $227 $223 $222

12/11 12/12 12/13 12/14 9/15 10% 21% 22% 4% 16% 27% 10% 22% 20% 8% 16% 24% 11% 23% 19% 12% 16% 19% 13% 22% 18% 14% 17% 16% • Year-over-year loan and lease growth of 5.1% • Auto Finance and Inventory Finance portfolios make up 27% of total loans and leases vs. 5% at year end 2011 • Consumer real estate first lien mortgages make up 16% of total loans and leases vs. 34% at year end 2011 • No single asset class greater than 25% of the total portfolio at September 30, 2015 • Flexibility to strategically invest strong capital base in response to competitive environments 53% Wholesale 47% Retail Diverse Loan and Lease Portfolio 10 ($ millions) 1 5% 22% 24% 15% 34% 1 Auto Finance loan and lease portfolio totaled $3.6 million at 12/11 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage $16,402 $15,847 $15,426 $14,150 $17,201

($ millions) 3Q14 3Q15 Change Period Beginning Balance $ 16,365 $ 17,077 $712 New Originations 3,482 3,897 415 Less Run-off2 2,583 2,954 371 Subtotal 899 943 44 Annualized Growth Rate3 22% 22% Less Loan & Lease Sales 734 703 (31) Period Ending Balance $ 16,530 $ 17,317 $787 Originations Sales Consumer Real Estate $177 $12 Auto Finance 24 (48) Total Retail 201 (36) Commercial (10) 1 Leasing 34 4 Inventory Finance4 190 — Total Wholesale 214 5 Total Lending $415 $(31) 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers • Continued strong origination capabilities • Diversity across asset classes reduces concentration risk • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 11 Loan and Lease Balance Rollforward1 Change in Originations & Sales (3Q15 vs 3Q14)

Other Auto 1,000 800 600 400 200 0 9/14 12/14 3/15 6/15 9/15 Consumer Real Estate & Other Consumer ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Completed auto securitization in 3Q15 for $436.6 million resulting in a gain of $10.8 million 1 Includes correspondent lending first mortgage sales of $76.7 million in 3Q15, $74.5 million in 2Q15, $61.8 million in 1Q15 and $39.2 million in 4Q14 2 Excludes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) Loan and Lease Sales and Revenue 12 2 1 $734 $601 $482 $819 $703 40 30 20 10 0 9/14 12/14 3/15 6/15 9/15 $30 $26 $22 $30 $26 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net

• Competitive marketplace; TCF continues to focus on niche lending markets UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 13 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of June 30, 2015 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 3Q14 4Q14 1Q15 2Q15 3Q15 Consumer Real Estate: First mortgages 5.25% 5.26% 5.57% 5.29% 5.28% Junior liens 5.71 5.69 5.63 5.58 5.51 Commercial 4.37 4.32 4.37 4.30 4.26 Leasing & Equipment Finance 4.71 4.74 4.66 4.66 4.59 Inventory Finance 6.18 5.56 5.71 5.61 5.83 Auto Finance 4.36 4.24 4.18 4.11 4.13 Total Loans and Leases 5.05 4.96 5.00 4.90 4.88 Peer Group3 Average 4.54 4.44 4.32 4.31 N.A. Loan and Lease Yields1 2

Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through servicing fees and gains on sales of loans: • Servicing fee income of $8.0 million in 3Q15 • $702.9 million of loan sales for a gain of $17.7 million in 3Q15 Serviced for Others Portfolio $4.1 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $17.4 billion 1 Includes operating leases Managed Portfolio 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 10.0 8.0 6.0 4.0 2.0 0.0 9/14 12/14 3/15 6/15 9/15 $5.9 $6.4 $7.3 $7.2 $8.0 1 ($ millions) ($ millions) $19,711 $20,060 $20,881 $21,050 $21,512 14

5,000 4,000 3,000 2,000 1,000 0 9/14 12/14 3/15 6/15 9/15 $1,906 $2,044 $2,372 $2,461 $2,538 $1,601 $1,785 $1,784 $1,988 $2,169 Auto Finance At September 30, 2015 15 • Originate and service used and new retail auto loans acquired through franchised and independent dealers across the country • Experienced management team • More than 11,400 active dealer relationships • Securitization of $436.6 million in 3Q15 resulting in gains of $10.8 million • Loan servicing fees of $6.3 million in 3Q15 Auto $2.4 billion (14% of total loans and leases) • 4.13% quarterly average yield1 • Over 60-day delinquency rate of 0.11%2 • Net charge-off (%): 2013 2014 YTD 3Q153 0.52% 0.66% 0.65% • Sell lower FICO score loans, but retain servicing of loans sold • Average held for investment portfolio FICO score of 725 at origination 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans and acquired loans 3 Annualized ($ millions) Serviced for Others Portfolio (+35% YoY) Used Car 75% New Car 25% QTD Originations # of employees $764 $714 $766 $794 $788 783 797 842 889 919 Portfolio Loans and HFS (+33% YoY) $3,507 $3,829 $4,156 $4,449 $4,707

First Mortgages 49% Junior Liens 51% 8,000 6,000 4,000 2,000 0 12/11 12/12 12/13 12/14 9/15 $4,742 $4,240 $3,766 $3,143 $2,731 $2,153 $2,435 $2,573 $2,543 $2,889 $625 $1,401 $1,651 16 1 Includes $25 million serviced for others portfolio 2 Annualized on a fully tax-equivalent basis 3 Excludes non-accrual loans and acquired loans 4 Annualized • 46% fixed-rate, 54% variable-rate • Average FICO score of the consumer real estate portfolio: • At origination – 732; updated 3Q15 – 731 • Loan sales of $246.0 million in 3Q15 resulting in gains of $6.9 million • Loan servicing fees of $1.2 million in 3Q15 Consumer Real Estate $5.6 billion (33% of total loans and leases) ($ millions) Consumer Real Estate At September 30, 2015 Total Portfolio Loans and HFS $6,895 $6,675 $6,339 $5,686 $5,620 YTD Originations $846 $1,196 $1,676 $1,770 $1,870 First Mortgages (Portfolio Loans and HFS) Junior Liens (Portfolio Loans and HFS) Serviced for Others Portfolio 1 • Quarterly average yields2: 5.72% fixed-rate, 5.12% variable-rate • Over 60-day delinquency rate of 0.21%3 • Net charge-off (%): 2013 2014 YTD 3Q154 First mortgage 1.46% 1.18% 0.65% Junior lien 1.25% 0.55% 0.36% • 57% of loan balances originated since January 1, 2009, with 3Q15 net charge-offs of 0.04%4 on those loans • $697.9 million in junior lien HELOCs with interest-only revolving draws and no defined amortization period, 18.3% mature prior to 2021 $6,895 $6,700 $6,964 $7,087 $7,271

Multi-Family 30% Retail Services 9% Office Buildings 11% Industrial Buildings 12% Business 18% Other 20% 3,500 3,000 2,500 2,000 12/11 12/12 12/13 12/14 9/15 17 ($ millions) • 36% fixed-rate, 64% variable and adjustable rate • CRE location mix: 85% located in TCF banking markets, 15% outside • Continue to look for strategic expansion opportunities that fit TCF’s profile • 4.26% quarterly average yield1 • Over 60-day delinquency rate of 0.25%2 • Net charge-off (%): 2013 2014 YTD 3Q153 0.80% 0.18% 0.05% • Working to maintain relationships with current customers, while selectively choosing new loans based on price and risk • Loans with classified risk ratings decreased from 13.3% at 4Q11 to 1.8% at 3Q15 Commercial $3.1 billion (18% of total loans and leases) 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans 3 Annualized Commercial At September 30, 2015 YTD Originations $638 $1,494 $1,558 $1,596 $1,310 Portfolio Loans Serviced for Others $3,454 $3,412 $3,165 $3,204 $3,185

Leasing and Equipment Finance At September 30, 2015 5,000 4,000 3,000 2,000 1,000 0 12/11 12/12 12/13 12/14 9/15 Specialty Vehicles 28% Manufact. 8% Medical 9% Const. 11% Other 44% Portfolio Loans and Leases ($ millions) 1 Includes operating leases of $118.1 million at September 30, 2015 2 Source: The Monitor, 2015 Monitor Bank 50 3 Source: The Monitor, 2015 Monitor 100 • 14th largest bank-affiliated leasing company2 and 27th largest equipment finance/leasing company3 in the U.S. • Experienced management team • Uninstalled backlog of $501.5 million, up from $418.0 million at December 31, 2014 Leasing & Equipment Finance $3.9 billion (22% of total loans and leases) • 4.59% quarterly average yield4 • Over 60-day delinquency rate of 0.19%5 • Net charge-off (%): 2013 2014 YTD 3Q156 0.10% 0.10% 0.11% • 3Q15 fee revenue of $27.4 million, 24.4% of TCF total fees and other revenue 4 Annualized on a tax-equivalent basis 5 Excludes non-accrual loans and leases and acquired loans and leases 6 Annualized 18 1 YTD Originations $1,484 $1,696 $1,730 $1,874 $1,384 Serviced for Others $3,355 $3,484 $3,679 $3,994 $4,140

19 ($ millions) 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans 3 Annualized 2,500 2,000 1,500 1,000 500 0 12/11 12/12 12/13 12/14 9/15 Powersports 50% Lawn & Garden 24% Electronics & Appliances 3% Other 23% Inventory Finance At September 30, 2015 • 5.83% quarterly average yield1 • Over 60-day delinquency rate of 0.01%2 • Net charge-off (%): 2013 2014 YTD 3Q153 0.04% 0.04% 0.07% • Credit risk spread across more than 10,400 active dealers • Experienced management team • Operates in the U.S. and Canada • 100% variable-rate receivables • Seasonality - balances typically peak in 1Q Inventory Finance $2.2 billion (13% of total loans and leases) YTD Originations $2,548 $5,161 $5,114 $5,454 $4,493 Serviced for Others Portfolio Loans $672 $1,617 $1,713 $1,922 $2,188

• Deposit growth consistent with loan and lease growth • Annualized loan and lease growth of 22%1 during 3Q15 excluding $703 million in loan sales • Average total deposits, TCF’s primary funding source for asset growth, have increased for 20 consecutive quarters • Low-cost deposit base with an average rate of 0.29% for YTD 3Q15 Change from ($ millions) 9/14 9/15 9/14 Cash and Investments $ 925 $ 863 (6.8)% Securities and Loans HFS 838 1,103 31.7 Consumer real estate and other 5,995 5,635 (6.0) Commercial 3,160 3,112 (1.5) Leasing and equipment finance 3,633 3,874 6.6 Inventory finance 1,837 2,153 17.3 Auto finance 1,749 2,427 38.8 Total loans and leases 16,374 17,201 5.1 All other assets 885 959 8.3 Total assets $ 19,022 $ 20,126 5.8% Checking $ 5,075 $ 5,378 6.0% Savings 5,386 4,775 (11.3) Money market 1,706 2,293 34.4 Certificates of deposit 3,023 3,612 19.5 Total deposits 15,190 16,058 5.7 Borrowings 1,202 1,221 1.6 Other liabilities 517 574 10.9 Equity 2,113 2,273 7.6 Total liabilities and equity $ 19,022 $ 20,126 5.8% 1 Includes portfolio loans and leases & loans and leases held for sale20 Asset Growth Funded by Deposits

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2011 2012 2013 2014 YTD 3Q15 21 • Average total deposits have increased for 20 consecutive quarters, funding asset growth • Checking account attrition rate improved by 274 bps year-over-year • Over 90% of total deposits are insured by FDIC • Announced improvement to customer experience with 33% expansion of ATM fleet in 4Q15 • Includes over 200 new ATMs in Target® stores in Minnesota, Chicago and Michigan 0.38% 0.31% 0.26% 0.26% 0.29% Average interest cost: LOW-COST DEPOSIT BASE AVERAGE RATE OF 0.29% FOR YTD 3Q15 Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking $11,953 $13,160 $14,210 $14,943 $15,829

43% 19% 38% 41% 40% 19% Well Positioned for Rising Interest Rates At September 30, 2015 22 EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 55% of loan and lease balances will reprice, amortize or prepay in the next 12 months • 62% of deposits are low or no interest cost with an average balance of $10.0 billion and an average cost of two bps for the third quarter of 2015 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Long Duration (Investments, Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other

1 The regulatory capital ratios for 3Q15 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 23 2Q15 3Q15 Common equity Tier 1 capital ratio1 9.97% 10.04% Tier 1 risk-based capital ratio1 11.59% 11.62% Total risk-based capital ratio1 13.86% 13.84% Tier 1 leverage ratio1 10.22% 10.43% Tangible common equity ratio2 8.72% 8.86% TCF FINANCIAL CORPORATION CAPITAL RATIOS • Maintained strong capital ratios as earnings accumulation supports asset growth • Declared a quarterly cash dividend of 7.5 cents per common share, an increase of 50%, on October 19, 2015 Capital

STRATEGIC PILLARS 3Q15 UPDATE DIVERSIFICATION • No single asset class greater than 25% of loan and lease portfolio • Strong loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Strong loan and lease originations continue • Stable net interest income despite competitive low interest rate environment • National lending growth resulting in increased fee revenue opportunities OPERATING LEVERAGE • Expenses as a percentage of total average assets and average serviced for others portfolio continues to decline • Focus on various expense initiatives CORE FUNDING • Average total deposits have increased for 20 consecutive quarters • Increased quarterly cash dividend while maintaining the ability to invest in high- return growth businesses 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary 24

Appendix

Loan and Lease Diversification

TCF MAINTAINS A WELL-DIVERSIFIED LOAN AND LEASE PORTFOLIO

Business Unit	Consumer	Commercial	Leasing and Equipment Finance	Inventory Finance	Auto Finance
Type / Segment	Consumer real estate	Multi-family housing Retail services Office buildings Industrial buildings	Specialty vehicles Manufacturing Medical Construction	Powersports Lawn & Garden Electronics & Appliances	Primarily used autos
Geography	Local[1] National	Local[1]	National	National Canada	National
Rate	Fixed-rate Variable-rate	Fixed-rate Variable/adjustable-rate	Fixed-rate	Variable-rate	Fixed-rate
Average Loan & Lease Size	First Mortgages: $103,000 Junior Liens: $46,000	$2.3 million	$75,000	$206,000	$17,000
Estimated Weighted Average Life[2]	68 months	31 months	19 months	5 months	22 months
Collateral	Real estate	Real estate All assets	Equipment	Inventory	Vehicle

26

[1] TCF's branch footprint (IL, MN, MI, CO, WI, AZ, SD, IN)
[2] As of September 30, 2015; estimated weighted average life represents how many months it is expected to take to collect half of the outstanding principal

Loan and Lease Geographic Diversification At September 30, 2015 27 ($ millions) 1 Individual states with less than $240 million in total Consumer Real Estate Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Other Total Minnesota $ 1,635.9 $ 787.3 $ 103.0 $ 69.7 $ 49.6 $ 7.2 $ 2,652.7 Illinois 1,316.6 496.9 153.8 52.3 103.0 5.4 2,128.0 California 882.3 45.1 539.4 61.7 419.3 — 1,947.8 Michigan 489.5 458.9 126.9 81.5 48.0 2.2 1,207.0 Wisconsin 279.4 489.7 58.1 65.6 23.8 1.1 917.7 Texas — 36.0 344.0 138.4 187.7 — 706.1 Colorado 364.8 168.8 62.0 26.0 45.6 4.3 671.5 Canada — — 1.2 584.2 — — 585.4 Florida 43.8 35.7 181.2 79.6 131.3 — 471.6 New York 23.0 15.6 234.0 73.3 104.2 — 450.1 Ohio 5.0 82.7 152.3 67.6 55.2 — 362.8 Pennsylvania 29.2 1.6 156.6 63.5 98.3 0.1 349.3 New Jersey 39.8 5.5 147.4 22.2 83.4 — 298.3 Georgia 37.6 28.9 94.8 34.7 92.2 — 288.2 Arizona 85.0 23.0 97.8 13.8 68.4 0.2 288.2 North Carolina 0.4 18.4 134.3 46.5 78.9 — 278.5 Other1 381.4 418.2 1,286.8 672.8 838.5 0.1 3,597.8 Total $ 5,613.7 $ 3,112.3 $ 3,873.6 $ 2,153.4 $ 2,427.4 $ 20.6 $ 17,201.0

1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY RATIO AND TANGIBLE BOOK VALUE PER COMMON SHARE1 28 ($ thousands, except per share data) Jun. 30, 2015 Sep. 30, 2015 Computation of tangible common equity ratio: Total equity $ 2,222,022 $ 2,273,147 Less: Non-controlling interest in subsidiaries 19,511 18,500 Total TCF Financial Corporation stockholders' equity 2,202,511 2,254,647 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 3,909 3,518 Tangible common equity $ 1,709,722 $ 1,762,249 Total assets $ 19,826,350 $ 20,125,936 Less: Goodwill 225,640 225,640 Other intangibles 3,909 3,518 Tangible assets $ 19,596,801 $ 19,896,778 Tangible common equity ratio 8.72% 8.86% Computation of tangible book value per common share: Tangible common equity $ 1,709,722 $ 1,762,249 Common stock shares outstanding 169,101,695 169,430,576 Tangible book value per common share $ 10.11 $ 10.40

1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 29 ($ thousands) QTD Sep. 30, 2015 Computation of return on average tangible common equity: Net income available to common stockholders $ 47,728 Other intangibles amortization, net of tax 248 Adjusted net income available to common stockholders $ 47,976 Average balances: Total equity $ 2,238,083 Less: Non-controlling interest in subsidiaries 19,469 Total TCF Financial Corporation stockholders' equity 2,218,614 Less: Preferred stock 263,240 Goodwill 225,640 Other intangibles 3,738 Average tangible common equity $ 1,725,996 Return on average tangible common equity2 11.12%